UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________________________________________________________

Date of Report (Date of earliest event reported): November 14, 2013

EXPERIENCE ART AND DESIGN, INC.

(Exact Name of Registrant as Specified in Charter)

                          Nevada                                                  000-54968                                             27-4673791

                    (State or other jurisdiction                      (Commission File Number)                              (IRS Employer

                           of incorporation)                                                                                                    Identification No.)

                           27929 S.W. 95th Ave. Suite 1101, Wilsonville, OR                                           97070

                                             (Address of principal executive offices)                                                (Zip Code)

          971-202-2435____

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

EXPERIENCE ART AND DESIGN, INC.

Item 3.02        Unregistered Sales of Equity Securities

During the period August 20, 2013 through November 14, 2013, the Company sold an aggregate of 1,179,600 shares of common stock to 34 holders in connection with a private placement of securities for aggregate consideration of $1,474,500. The common stock sold to the holders was not registered under the Securities Act of 1933, as amended (the “Securities Act”) but was sold in reliance upon the exemptions from registration requirements of the Securities Act provided by Regulation D promulgated thereunder. The holders acquired the securities for investment purposes without a view to distribution. Furthermore, they had access to public information concerning the Company, there was no general solicitation or advertising for the sale of the securities, and the purchasers received restricted securities. The Company is using the proceeds from the offering for general corporate purposes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 15, 2013	EXPERIENCE ART AND DESIGN, INC.

By: /s/ Kenneth R. Kepp
Kenneth R. Kepp
Chief Financial Officer and Chief Operating Officer